Exhibit 99.1

RealPage Reports Q3 2013 Financial Results

  2013 Q3 Non-GAAP revenue increases 20.0% to $99.9 million
  2013 Q3 Non-GAAP on demand revenue increases 21.4% to $95.9 million
  2013 Q3 adjusted EBITDA increases 26.5% to $23.7 million
  2013 Q3 Non-GAAP earnings per share increases 33.3% to $0.16 per diluted share

CARROLLTON, Texas--(BUSINESS WIRE)--November 7, 2013--RealPage, Inc. (NASDAQ:RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its third quarter ended September 30, 2013.

“We are pleased with third quarter results,” said Steve Winn, Chairman and CEO of RealPage. “Across the board revenue traction for our solutions resulted in solid total revenue growth. The revenue performance, combined with our focus on expense discipline, resulted in strong growth in earnings and cash flow.”

Third Quarter 2013 Financial Highlights

  Non-GAAP total revenue was $99.9 million, an increase of 20.0% year-over-year, while GAAP total revenue was $98.1 million, an increase of 17.8% year-over-year;
  Non-GAAP on demand revenue was $95.9 million, an increase of 21.4% year-over-year, while GAAP on demand revenue was $94.1 million, an increase of 19.1% year-over-year;
  Adjusted EBITDA was $23.7 million, an increase of 26.5% year-over-year;
  Non-GAAP net income was $12.1 million, or $0.16 per diluted share, a year-over-year increase of 35.7% and 33.3%, respectively; and
  GAAP net income was $12.9 million, or $0.17 per diluted share, compared to GAAP net income of $2.1 million, or $0.03 per diluted share, in the prior year quarter.

Financial Outlook

RealPage management expects to achieve the following results during its fourth quarter ended December 31, 2013:

  Non-GAAP total revenue is expected to be in the range of $102.7 million to $104.2 million;
  Adjusted EBITDA is expected to be in the range of $25.0 million to $26.0 million;
  Non-GAAP net income is expected to be in the range of $12.5 million to $13.1 million, or $0.16 to $0.17 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 77.4 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2013:

  Non-GAAP total revenue is expected to be in the range of $386.0 million to $387.5 million;
  Adjusted EBITDA is expected to be in the range of $90.5 million to $91.5 million;
  Non-GAAP net income is expected to be in the range of $45.0 million to $45.6 million, or $0.59 to $0.60 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 76.1 million.

Please note that the above statements are forward looking and that Non-GAAP total revenue includes an adjustment for the effect of acquisition-related and other deferred revenue. In addition, the above statements also include the impact of acquisitions and exclude any costs resulting from the Yardi litigation (including settlement costs and related insurance litigation). Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as well as reconciliation tables of GAAP financial measures to non-GAAP financial measures as set forth in this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EST to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 855-859-2056 or 404-537-3406, passcode 96398984, until November 13, 2013.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its on demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, senior living and military housing properties; LeaseStar™ multichannel managed marketing that enables owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; OpsTechnology® spend management systems that help owners manage and control operating expenses; and Compliance Depot™ vendor management and qualification services to assist a community in managing its compliance vendor program. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, growth, expenditures, tax rates, and outstanding shares. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) RealPage, Inc.'s failure to integrate acquired businesses and any future acquisitions successfully; (e) the timing and success of new product introductions by RealPage, Inc. or its competitors; (f) changes in RealPage, Inc.'s pricing policies or those of its competitors; (g) litigation; (h) inability to complete the integration of our LeaseStar products and deliver enhanced functionality on a timely basis and (i) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC") by RealPage, including its Annual Report on Form 10-K previously filed with the SEC on February 27, 2013 and Form 10-Q filed with the SEC on August 6, 2013. All information provided in this release is as of the date hereof and RealPage undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they include acquisition-related and other deferred revenue and exclude amortization of intangible assets, stock-based compensation expenses, any impact related to the Yardi litigation (including settlement costs and related insurance litigation), and acquisition related expenses (including any purchase accounting adjustments) and include income taxes at a sustainable effective rate, which excludes the reversal of valuation allowances due to expected or realization of deferred tax assets. Reconciliation tables comparing GAAP financial measures to non-GAAP financial measures are included at the end of this release.

We define Adjusted EBITDA as net (loss) income plus acquisition-related and other deferred revenue adjustment, depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to Yardi litigation (including settlement costs and related insurance litigation), and acquisition-related expenses.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results;
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expenses and any impact related to the Yardi litigation (including settlement costs and related insurance litigation), from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be; and
  it is useful to include deferred revenue written down for GAAP purposes under purchase accounting rules and revenue deferred due to a lack of historical experience determining the settlement of the contractual obligation in order to appropriately measure the underlying performance of our business operations in the period of activity and associated expense.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2013 and 2012
(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenue:
On demand	$94,084	$78,973	$270,231	$224,629
On premise	838	1,226	2,799	3,903
Professional and other	3,149	3,040	8,473	7,916
Total revenue	98,071	83,239	281,503	236,448
Cost of revenue(1)	38,111	32,897	110,815	95,358
Gross profit	59,960	50,342	170,688	141,090
Operating expense:
Product development(1)	13,232	12,274	36,997	35,325
Sales and marketing(1)	25,166	21,792	71,992	57,186
General and administrative(1)	15,554	12,545	44,880	44,794
Total operating expense	53,952	46,611	153,869	137,305
Operating income	6,008	3,731	16,819	3,785
Interest expense and other income, net	(236)	(407)	(921)	(1,620)
Income before income taxes	5,772	3,324	15,898	2,165
Income tax expense	(7,114)	1,211	(2,616)	704
Net income	$12,886	$2,113	$18,514	$1,461

Net income per share
Basic	$0.17	$0.03	$0.25	$0.02
Diluted	$0.17	$0.03	$0.24	$0.02
Weighted average shares used in
computing net income per share
Basic	75,234	72,178	74,597	71,293
Diluted	76,347	74,282	75,900	73,689

(1)Includes stock-based compensation	Three Months Ended		Nine Months Ended
expense as follows:	September 30,		September 30,
	2013	2012	2013	2012
Cost of revenue	$785	$649	$2,211	$2,088
Product development	1,271	1,116	3,123	3,180
Sales and marketing	2,686	2,653	7,891	4,422
General and administrative	2,994	1,595	7,817	4,627
	$7,736	$6,013	$21,042	$14,317

Condensed Consolidated Balance Sheets
At September 30, 2013 and December 31, 2012
(unaudited, in thousands except share data)

	September 30,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$43,980	$33,804
Restricted cash	44,450	35,202
Accounts receivable, less allowance for doubtful accounts of $1,003 and $1,087 at
September 30, 2013 and December 31, 2012, respectively	58,430	51,937
Deferred tax asset, net	8,724	-
Other current assets	8,320	6,541
Total current assets	163,904	127,484
Property, equipment and software, net	48,191	32,487
Goodwill	139,025	134,025
Identified intangible assets, net	102,104	104,640
Other assets	3,530	3,561
Total assets	$456,754	$402,197
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$14,136	$9,805
Accrued expenses and other current liabilities	19,491	19,246
Current portion of deferred revenue	61,341	60,633
Deferred tax liability, net	-	2
Customer deposits held in restricted accounts	44,420	35,171
Total current liabilities	139,388	124,857
Deferred revenue	6,544	9,446
Deferred tax liability, net	3,956	10
Revolving credit facility	-	10,000
Other long-term liabilities	5,234	2,813
Total liabilities	155,122	147,126
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares
issued and outstanding at September 30, 2013 and December 31, 2012, respectively	-	-
Common stock, $0.001 par value per share: 125,000,000 shares authorized,
79,594,887 and 77,012,925 shares issued and 77,746,287 and 75,826,615 shares
outstanding at September 30, 2013 and December 31, 2012, respectively	80	77
Additional paid-in capital	378,446	347,203
Treasury stock, at cost: 1,848,600 and 1,186,310 shares at
and September 30, 2013 and December 31, 2012, respectively	(9,486)	(6,323)
Accumulated deficit	(67,264)	(85,778)
Accumulated other comprehensive loss	(144)	(108)
Total stockholders' equity	301,632	255,071
Total liabilities and stockholders' equity	$456,754	$402,197

Condensed Consolidated Statements of Cash Flows
For the Three and Nine Months Ended September 30, 2013 and 2012
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income	$12,886	$2,113	$18,514	$1,461
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	7,605	7,945	22,823	23,682
Deferred tax expense (benefit)	(7,920)	782	(4,874)	(74)
Stock-based compensation	7,736	6,013	21,042	14,317
Loss on disposal of assets	37	8	310	387
Acquisition-related contingent consideration	(145)	(604)	1,300	(422)
Changes in assets and liabilities, net of assets acquired
and liabilities assumed in business combinations:	(3,173)	(7,308)	(7,506)	1,804

Net cash provided by operating activities	17,026	8,949	51,609	41,155
Cash flows from investing activities:
Purchases of property, equipment and software, net	(8,797)	(8,696)	(22,190)	(18,601)
Acquisition of businesses, net of cash acquired	(146)	(5,244)	(10,342)	(9,723)
Intangible asset additions	-	-	(600)	(225)
Net cash used by investing activities	(8,943)	(13,940)	(33,132)	(28,549)
Cash flows from financing activities:
Payments on and proceeds from debt, net	(138)	(10,000)	(10,411)	(25,377)
Payments of deferred acquisition-related consideration	(1,059)	(738)	(1,545)	(9,768)
Issuance of common stock	3,861	6,871	6,854	9,874
Purchase of treasury stock	(1,098)	(764)	(3,163)	(2,388)
Net cash provided by (used in) financing activities	1,566	(4,631)	(8,265)	(27,659)
Net increase (decrease) in cash and cash equivalents	9,649	(9,622)	10,212	(15,053)
Effect of exchange rate on cash	12	5	(36)	-
Cash and cash equivalents:
Beginning of period	34,319	45,837	33,804	51,273
End of period	$43,980	$36,220	$43,980	$36,220

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2013 and 2012
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Non-GAAP revenue:
Revenue (GAAP)	$98,071	$83,239	$281,503	$236,448
Acquisition-related and other deferred revenue	1,793	3	1,795	86
Non-GAAP revenue	$99,864	$83,242	$283,298	$236,534

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Adjusted gross profit:
Gross profit (GAAP)	$59,960	$50,342	$170,688	$141,090
Acquisition-related and other deferred revenue	1,793	3	1,795	86
Depreciation	1,480	1,707	4,767	4,917
Amortization of intangible assets	1,656	2,219	5,651	7,000
Stock-based compensation expense	785	649	2,211	2,088
Adjusted gross profit	$65,674	$54,920	$185,112	$155,181

Adjusted gross profit margin	65.8%	66.0%	65.3%	65.6%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Adjusted EBITDA:
Net income (GAAP)	$12,886	$2,113	$18,514	$1,461
Acquisition-related and other deferred revenue	1,793	3	1,795	86
Depreciation, asset impairment and loss on disposal of asset	3,400	3,416	10,486	10,018
Amortization of intangible assets	4,242	4,537	12,647	14,051
Interest expense, net	236	518	1,199	1,734
Income tax expense (benefit)	(7,114)	1,211	(2,616)	704
Litigation-related expense	278	860	331	9,759
Stock-based compensation expense	7,736	6,013	21,042	14,317
Acquisition related expense	288	(572)	2,113	(256)
Stock registration costs	-	668	-	668
Adjusted EBITDA	$23,745	$18,767	$65,511	$52,542

Adjusted EBITDA margin	23.8%	22.5%	23.1%	22.2%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Non-GAAP total product development:
Product development (GAAP)	$13,232	$12,274	$36,997	$35,325
Less: Amortization of intangible assets	-	-	1	-
Stock-based compensation expense	1,271	1,116	3,123	3,180
Non-GAAP total product development:	$11,961	$11,158	$33,873	$32,145

Non-GAAP total product development as % of non-GAAP revenue:	12.0%	13.4%	12.0%	13.6%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2013 and 2012
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Non-GAAP total sales and marketing:
Sales and marketing (GAAP)	$25,166	$21,792	$71,992	$57,186
Less: Amortization of intangible assets	2,586	2,317	6,996	7,051
Stock-based compensation expense	2,686	2,653	7,891	4,422
Non-GAAP total sales and marketing:	$19,894	$16,822	$57,105	$45,713

Non-GAAP total sales and marketing as % of non-GAAP revenue:	19.9%	20.2%	20.2%	19.3%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Non-GAAP total general and administrative:
General and administrative (GAAP)	$15,554	$12,545	$44,880	$44,794
Less: Acquisition related expense	288	(572)	2,113	(256)
Stock-based compensation expense	2,994	1,595	7,817	4,627
Litigation related expense	278	860	331	9,759
Stock registration costs	-	668	-	668
Non-GAAP total general and administrative:	$11,994	$9,994	$34,619	$29,996

Non-GAAP total general and administrative as % of non-GAAP revenue:	12.0%	12.0%	12.2%	12.7%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Non-GAAP total operating expense:
Operating expense (GAAP)	$53,952	$46,611	$153,869	$137,305
Less: Amortization of intangible assets	2,586	2,317	6,996	7,051
Acquisition related expense	288	(572)	2,113	(256)
Stock-based compensation expense	6,951	5,364	18,831	12,229
Litigation related expense	278	860	331	9,759
Stock registration costs	-	668	-	668
Non-GAAP total operating expense:	$43,849	$37,974	$125,598	$107,854

Non-GAAP total operating expense as % of non-GAAP revenue:	43.9%	45.6%	44.3%	45.6%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Non-GAAP operating income:
Operating income (GAAP)	$6,008	$3,731	$16,819	$3,785
Acquisition-related and other deferred revenue	1,793	3	1,795	86
Amortization of intangible assets	4,242	4,537	12,647	14,051
Stock-based compensation expense	7,736	6,013	21,042	14,317
Acquisition related expense	288	(572)	2,113	(256)
Litigation related expense	278	860	331	9,759
Stock registration costs	-	668	-	668
Non-GAAP operating income	$20,345	$15,240	$54,747	$42,410

Non-GAAP operating margin	20.4%	18.3%	19.3%	17.9%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2013 and 2012
(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Non-GAAP net income:
Net income (GAAP)	$12,886	$2,113	$18,514	$1,461
Acquisition-related and other deferred revenue	1,793	3	1,795	86
Amortization of intangible assets	4,242	4,537	12,647	14,051
Stock-based compensation expense	7,736	6,013	21,042	14,317
Acquisition related expense	288	(572)	2,113	(256)
Litigation related expense	278	860	331	9,759
Loss on disposal of assets	37	8	310	387
Stock registration costs	-	668	-	668
Subtotal of tax deductible items	14,374	11,517	38,238	39,012

Tax impact of tax deductible items(1)	(5,750)	(4,607)	(15,295)	(15,605)
Tax expense resulting from applying effective tax rate(2)	(9,423)	(119)	(8,975)	(162)
Non-GAAP net income	$12,087	$8,904	$32,482	$24,706

Non-GAAP net income per share - diluted	$0.16	$0.12	$0.43	$0.34

Weighted average shares - diluted	76,347	74,282	75,900	73,689
Weighted average effect of dilutive securities	-	-	-	-
Non-GAAP weighted average shares - diluted	76,347	74,282	75,900	73,689

(1) Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, Acquisition related deferred revenue adjustment and Acquisition related expense.

(2) Represents adjusting to a normalized effective tax rate of 40%.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Annualized Non-GAAP on demand revenue per average on demand unit:
On demand revenue (GAAP)	$94,084	$78,973	$270,231	$224,629
Acquisition-related and other deferred revenue	1,793	3	1,795	86
Non-GAAP on demand revenue	$95,877	$78,976	$272,026	$224,715

Ending on demand units	8,730	7,823	8,730	7,823
Average on demand units	8,673	7,680	8,527	7,510

Annualized Non-GAAP on demand revenue per average on demand unit	$44.22	$41.13	$42.53	$39.90

Annual customer value of on demand revenue(1)	$386,039	$321,760

(1) This metric represents management's estimate for the current annual run-rate value of on demand customer relationships. This metric is calculated by multiplying ending on demand units times annualized Non-GAAP on demand revenue per average on demand unit for the periods presented.

CONTACT:
RealPage, Inc.
Investor Relations
Rhett Butler, 972-820-3773
rhett.butler@realpage.com